UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 4, 2005
                                                         (October 3, 2005)

                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada                    000-10999                   59-2025386
           ------                    ----------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 3, 2005, Composite Technology Corporation (the "Company") entered into an amendment to a previously announced (September 26, 2005) agreement to sell $6 million principal amount of senior convertible notes, whereby the parties have extended the closing deadline to October 13, 2005, removed the restriction on the use of proceeds, and have agreed to set the price of the conversion by 4pm (PDT) on October 7, 2005.

      The placement of the Notes and Warrants is subject to a hearing scheduled before Judge John E. Ryan, U.S. Bankruptcy Court, at 10:00 am (PDT) October 11, 2005 where the Company is seeking approval of this financing. The net proceeds of the offering will be used to pay allowed pre-petition claims and administrative fees and expenses upon confirmation and consummation of the Company's plan of reorganization in addition to providing capital for general operating purposes. A hearing to consider confirmation of the Company's plan of reorganization is currently scheduled for October 12, 2005.

      On October 4, 2005, the Company issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report. The information that is set forth in the Company's press release dated October 4, 2005 is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

      Between September 29, 2005 and October 3, 2005, Composite Technology Corporation issued 239,706 shares of its common stock to one accredited investor upon the conversion of $400,309 of principal of Convertible Debentures at a conversion price of $1.67 per share. The Debentures were originally issued in August 2004 and had been carried on the Company's balance sheet as long term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act of 1933, as amended. In addition, there was no general solicitation or advertising for the acquisition of these securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

      10.1  Amendment to Securities Purchase Agreement, dated October 3, 2005

      10.2  Form of Senior Convertible Note

      99.1 Press Release of Composite Technology Corporation, dated October 4, 2005


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPOSITE TECHNOLOGY CORPORATION
                                        (Registrant)


Date: October 4, 2005                   By: /s/ Benton H Wilcoxon
                                        ----------------------------------------
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

10.1  Amendment to Securities Purchase Agreement, dated October 3, 2005

10.2  Form of Senior Convertible Note

99.1  Press Release of Composite Technology Corporation, dated October 4, 2005